AGREEMENT AND PLAN OF SHARE EXCHANGE

                                  by and among

                                AuraSound, Inc.,
                            a California corporation

                                       and

                               the Shareholders of
                                AuraSound, Inc.,

                                on the one hand;

                                       and

                                 Hemcure, Inc.,
                             an Nevada corporation,

                          SBC Business Consulting, LLC,
                      a Delaware limited liability company,

                                       and

                               Bartly J. Loethen,
                                 an individual,

                                on the other hand

                                February 16, 2007

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

      This Agreement and Plan of Share Exchange, dated as of February 16, 2007 (this "Agreement"), is made and entered into by and among AuraSound, Inc., a California corporation ("Aura Sound"), and the shareholders of Aura Sound listed on Schedule I attached hereto (each, an "Aura Sound Shareholder", collectively, the "Aura Sound Shareholders"), on the one hand; and Hemcure, Inc., a publicly traded Nevada corporation (OTCBB: HMCU) ("Hemcure"), Synergy Business Consulting, LLC, a Delaware limited liability company and the majority shareholder of Hemcure ("SBC"), and Bartly J. Loethen, the managing member of SBC ("Loethen"), on the other hand.

                                    RECITALS

      WHEREAS, the respective boards of directors of Hemcure and Aura Sound have adopted resolutions approving and adopting the share exchange described in this Agreement (the "Exchange") upon the terms and conditions set forth herein;

      WHEREAS, the Exchange ratio is 1 share of Hemcure common stock for each share of Aura Sound common stock;

      WHEREAS, after giving effect to the Share Cancellation Agreement, dated on or about January 4, 2007, by and among Aura Sound, Arthur Liu and each of the Aura Sound shareholders signatory thereto (the "Share Cancellation Agreement"), and the Note Conversion Agreement and Release, dated on or about February 16, 2007, by and among Aura Sound and the lenders of Aura Sound signatory thereto (the "Note Conversion Agreement)", each Aura Sound Shareholder owns the number of shares of common stock of Aura Sound set forth opposite such Aura Sound Shareholder's name in Column I on Schedule I attached hereto (collectively, the "Aura Sound Shares");

      WHEREAS, the Aura Sound Shareholders own, collectively, an amount of shares of common stock of Aura Sound constituting at least 90% of the issued and outstanding capital stock of Aura Sound, and the Aura Sound Shareholders desire to exchange their respective portions of the Aura Sound Shares pursuant to the terms and conditions of this Agreement;

      WHEREAS, SBC and Loethen will enter into this Agreement for the purpose of making certain representations, warranties, covenants, indemnifications and agreements;

      WHEREAS, Aura Sound will enter into this Agreement for the purpose of evidencing its consent to the consummation of the Exchange and for the purpose of making certain representations, warranties, covenants and agreements;

      WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) of the Internal Revenue Code (the "Code") and the regulations corresponding thereto, so that the Exchange shall qualify as a tax free reorganization under the Code;

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                  THE EXCHANGE

      1.1 Exchange of Shares. Upon the terms and subject to the conditions hereof, at the Closing the Aura Sound Shareholders will sell, convey, assign, transfer and deliver to Hemcure stock certificates representing the Aura Sound Shares, and Hemcure will issue to each Aura Sound Shareholder, in exchange for such Aura Sound Shareholder's pro rata portion of the Aura Sound Shares, one or more stock certificates representing the number of shares of Hemcure common stock set forth opposite such Aura Sound Shareholder's name in Column II on
Schedule I attached hereto (collectively, the "Hemcure Shares"). The aggregate number of Hemcure Shares to be issued to the Aura Sound Shareholders will not exceed 11,505,305 shares of common stock.

      1.2 Closing. The closing of the Exchange (the "Closing") shall take place on the date when all of the closing conditions set forth in Article 7 of this Agreement are either satisfied or waived, or on such other date as may be mutually agreed upon by the parties. Such date is referred to herein as the "Closing Date".

      1.3 Articles of Exchange. Immediately following the Closing, Hemcure shall file Articles of Exchange with the Secretary of State of Nevada, in the form of Exhibit A hereto. The transactions contemplated by this Agreement shall become effective at such time as the Articles of Exchange are duly filed in the State of Nevada pursuant to Section 92A.240 of the Nevada Revised Statutes.

                                    ARTICLE 2
                  REPRESENTATIONS AND WARRANTIES OF AURA SOUND

      Aura Sound hereby represents and warrants to Hemcure as follows:

      2.1 Organization. Aura Sound has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

      2.2 Capitalization. The authorized capital stock of Aura Sound consists of 100,000,000 shares of common stock, no par value, of which 11,505,305 shares will be issued and outstanding at the Closing after giving effect to the Share Cancellation Agreement and the Note Conversion Agreement. All of the issued and outstanding shares of capital stock of Aura Sound are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no voting trusts or any other agreements or understandings with respect to the voting of Aura Sound's capital stock.

      2.3 Certain Corporate Matters. Aura Sound is duly qualified to do business as a corporation and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on Aura Sound's financial condition, results of operations or business. Aura Sound has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

      2.4 Authority Relative to this Agreement. Aura Sound has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Aura Sound and the consummation by Aura Sound of the transactions contemplated hereby have been duly authorized by the board of directors of Aura Sound and no other actions on the part of Aura Sound are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Aura Sound and constitutes a valid and binding agreement of Aura Sound, enforceable against Aura Sound in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      2.5 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Aura Sound of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Aura Sound nor the consummation by Aura Sound of the transactions contemplated hereby, nor compliance by Aura Sound with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or bylaws of Aura Sound, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Aura Sound is a party or by which it or any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Aura Sound, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not individually or in the aggregate material to Aura Sound.

      2.6 Financial Statements.

            (a) Aura Sound has provided Hemcure with a copy of the audited balance sheet of Aura Sound as at March 31, 2004 and 2005, and the related statement of operations, stockholders' equity and cash flows for the two fiscal years then ended, together with the unqualified report thereon (except with respect to continuation as a going concern) of Kabani & Co., LLP ("Kabani"), independent auditors (collectively, "Aura Sound's Audited Financials").

            (b) Included in Aura Sound's Audited Financials are the unaudited balance sheet of Aura Sound as at December 31, 2006, and the related statement of operations, stockholders' equity and cash flows for the nine months then ended, as reviewed by Kabani ("Aura Sound's Interim Financials").

            (c) Aura Sound's Audited Financials and Aura Sound's Interim Financials (collectively "Aura Sound's Financial Statements") (i) are in accordance with the books and records of Aura Sound, (ii) are correct and complete in all material respects, (iii) fairly present the financial position and results of operations of Aura Sound as of the dates indicated, and (iv) are prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Aura Sound, its business, financial condition or results of operations.

            (d) AuraSound's Financial Statements constitute all of the financial statements of AuraSound required to be included in the Form 8-K due to be filed with the SEC by Hemcure within four business days of the Closing Date.

      2.7 Tax Matters.

            (a) Aura Sound has duly filed all federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted.

            (b) Aura Sound has paid, or adequately reserved against in Aura Sound's Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to them.

            (c) To the best knowledge of Aura Sound, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of Aura Sound's tax returns.

            (d) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Aura Sound.

            For the purposes of this Section 2.7, a tax is due (and must therefore either be paid or adequately reserved against in Aura Sound's Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

      2.8 Books and Records. The books and records of Aura Sound delivered to Hemcure prior to the Closing fully and fairly reflect the transactions to which Aura Sound is a party or by which its properties are bound.

      2.9 Questionable Payments. Neither Aura Sound, nor any employee, agent or representative of Aura Sound has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from Aura Sound's funds to governmental officials for improper purposes or made any illegal payments from Aura Sound's funds to obtain or retain business.

      2. 10 Intellectual Property. Aura Sound has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Aura Sound infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no such proceedings have been instituted, are pending or are threatened.

      2.11 Litigation. Aura Sound is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against Aura Sound. Aura Sound is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of Aura Sound, and Aura Sound knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting Aura Sound or to which Aura Sound is a party.

      2.12 Legal Compliance. To the best knowledge of Aura Sound, after due investigation, no claim has been filed against Aura Sound alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. Aura Sound holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted; provided, however, Hemcure expressly acknowledges that there are pending petitions with the U.S. Patent and Trademark Office to revive seven of Aura Sound's patents, which lapsed due to an inadvertent failure to pay the required maintenance fees, and that those seven patents are not considered invalid or unenforceable for the pendency of those petitions.

      2.13 Disclosure. The representations and warranties and statements of fact made by Aura Sound in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                         OF THE AURA SOUND SHAREHOLDERS

      The Aura Sound Shareholders hereby represent and warrant to Hemcure as follows:

      3.1 Ownership of the Aura Sound Shares. Each Aura Sound Shareholder owns, beneficially and of record, good and marketable title to the Aura Sound Shares set forth opposite such Aura Sound Shareholder's name in Column I on Schedule I attached hereto, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or stockholders' agreements. Each Aura Sound Shareholder represents that such person has no right or claims whatsoever to any shares of Aura Sound capital stock, other than shares listed opposite such Aura Sound Shareholder's name in Column I on Schedule I and does not have any options, warrants or any other instruments entitling such Aura Sound Shareholder to exercise to purchase or convert into shares of Aura Sound capital stock. At the Closing, the Aura Sound Shareholders will convey to Hemcure good and marketable title to the Aura Sound Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, stockholders' agreements or restrictions.

      3.2 Authority Relative to this Agreement. This Agreement has been duly and validly executed and delivered by each Aura Sound Shareholder and constitutes a valid and binding agreement of each Aura Sound Shareholder, enforceable against each Aura Sound Shareholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      3.3 Restricted Securities. Each Aura Sound Shareholder acknowledges that the Hemcure Shares will not be registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, that the Hemcure Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Hemcure Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, each Aura Sound Shareholder is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

      3.4 Accredited Investor. Each Aura Sound Shareholder is an "Accredited Investor" as that term is defined in rule 501 of Regulation D promulgated under the Securities Act. Each Aura Sound Shareholder is able to bear the economic risk of acquiring the Hemcure Shares pursuant to the terms of this Agreement, including a complete loss of such Aura Sound Shareholder's investment in the Hemcure Shares.

      3.5 Legend. Each Aura Sound Shareholder acknowledges that the certificate(s) representing such Aura Sound Shareholder's pro rata portion of the Hemcure Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                            HEMCURE, SBC AND LOETHEN

      Hemcure, SBC and Loethen hereby represent and warrant, jointly and severally, to Aura Sound and the Aura Sound Shareholders as follows:

      4.1 Organization. Hemcure is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

      4.2 Capitalization. Hemcure's authorized capital stock consists of (i) 100,000,000 shares of common stock, of which 563,695 shares are issued and outstanding, and (ii) 20,000,000 shares of preferred stock, none of which are issued and outstanding. At the Closing, Hemcure shall have no more than 17,505,305 issued and outstanding shares of common stock (including all shares of common stock sold in the private placement described in Section 7.1(c) of this Agreement). All issued and outstanding shares of Hemcure capital stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the Hemcure Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Hemcure is a party or which are binding upon Hemcure providing for the issuance by Hemcure or transfer by Hemcure of additional shares of Hemcure's capital stock and Hemcure has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Hemcure. To Hemcure's, SBC's and Loethen's knowledge, there are no voting trusts or any other agreements or understandings with respect to the voting of Hemcure's capital stock. There are no obligations of Hemcure to repurchase, redeem or otherwise re-acquire any shares of its capital stock as of the Closing. Other than (a) the shares of Hemcure common stock to be registered pursuant to an anticipated convertible loan to Hemcure at or after the Closing in the principal amount of $5,500,000 and the shares of Hemcure common stock to be registered pursuant to the PPM (as defined in Section 7.1(c) hereof), (b) 1,229,476 shares of common stock held or to be held by Next Stage Investments, LLC, (c) 619,329 shares held or to be held by Galway Holdings, LLC, and (d) 1,285,714 shares of common stock underlying warrants issued to certain bridge lenders of Aura Sound, Hemcure does not have any outstanding obligations to register any of its shares of capital stock with the Securities and Exchange Commission.

      4.3 Certain Corporate Matters. Hemcure is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of Hemcure's properties or nature of Hemcure's business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. Hemcure has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. Hemcure has delivered to Aura Sound true, accurate and complete copies of its certificate or articles of incorporation and bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and board of directors of Hemcure are complete and correct in all material respects. The stock records and stockholder list of Hemcure that Hemcure has previously furnished to Aura Sound are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of Hemcure's capital stock and any other outstanding securities issued by Hemcure. Hemcure is not in default under or in violation of any provision of its certificate or articles of incorporation or bylaws in any material respect. Hemcure is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject.

      4.4 Authority Relative to this Agreement. Each of Hemcure, SBC and Loethen has the requisite power and authority to enter into this Agreement and carry out its or his obligations hereunder. The execution, delivery and performance of this Agreement by Hemcure and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of Hemcure and no other actions on the part of Hemcure are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Hemcure, SBC and Loethen and constitutes a valid and binding obligation of Hemcure, SBC and Loethen, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      4.5 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Hemcure of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Hemcure nor the consummation by Hemcure of the transactions contemplated hereby, nor compliance by Hemcure with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or bylaws of Hemcure, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Hemcure (as hereinafter defined) is a party or by which they or any of their respective properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Hemcure, or any of their respective properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Hemcure taken as a whole.

      4.6 SEC Documents. Hemcure hereby makes reference to the following documents filed with the United States Securities and Exchange Commission (the "SEC"), as posted on the SEC's website, www.sec.gov: (collectively, the "SEC Documents"): (a) Annual Report on Form 10-KSB for the fiscal years ended June 30, 2006 and 2004; (b) Form 10-SB12G/A filed with the SEC on October 17, 2005, and (c) Quarterly Reports on Form 10-QSB for the periods ended September 30, December 31 and March 31, 2005 and 2004; and (c) Quarterly Reports on Form 10-QSB for the periods ended September 30 and December 31, 2006; and any amendments thereto. The SEC Documents constitute all of the documents and reports that Hemcure was required to file with the SEC pursuant to the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations promulgated thereunder by the SEC since June 30, 2004. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may require, and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Hemcure included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except, in the case of unaudited statements, as permitted by the applicable form under the Securities Act or the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Hemcure as of the dates thereof and its consolidated statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on Hemcure, its business, financial condition or results of operations). Except as and to the extent set forth on the balance sheet of Hemcure as of December 31, 2006, including the notes thereto, Hemcure has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not).

      4.7 Financial Statements.

            (a) Included in the SEC Documents are the audited balance sheets of Hemcure as at June 30, 2006, 2005 and 2004, and the related statements of operations, stockholders' equity and cash flows for the three years then ended, together with the unqualified report thereon (except with respect to continuation as a going concern) of Schumacher & Associates ("Schumacher"), independent auditors (collectively, "Hemcure's Audited Financials").

            (b) Included in the SEC Documents are the unaudited balance sheet of Hemcure as at December 31, 2006, and the related statements of operations, stockholders' equity and cash flows for the three months then ended, as reviewed by Schumacher ("Hemcure's Interim Financials").

            (c) Hemcure's Audited Financials and Hemcure's Interim Financials (collectively "Hemcure's Financial Statements") (i) are in accordance with the books and records of Hemcure, (ii) are correct and complete in all material respects, (iii) fairly present the financial position and results of operations of Hemcure as of the dates indicated, and (iv) are prepared in accordance with GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and
(y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Hemcure , their respective businesses, financial condition or results of operations.

      4.8 Events Subsequent to Financial Statements. Since June 30, 2006, there has not been:

            (a) Any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of Hemcure;

            (b) Any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of Hemcure;

            (c) Any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of Hemcure or any redemption, purchase or other acquisition of any such shares;

            (d) Any subjection to any lien on any of the assets, tangible or intangible, of Hemcure;

            (e) Any incurrence of indebtedness or liability or assumption of obligations by Hemcure;

            (f) Any waiver or release by Hemcure of any right of any material value;

            (g) Any compensation or benefits paid to officers or directors of Hemcure;

            (h) Any change made or authorized in the articles of incorporation or bylaws of Hemcure, except for the change to the articles of incorporation and by-laws made incident to re-domiciling from Minnesota to Nevada;

            (i) Any loan to or other transaction with any officer, director or stockholder of Hemcure giving rise to any claim or right of Hemcure against any such person or of such person against Hemcure; or

            (j) Any material adverse change in the condition (financial or otherwise) of the respective properties, assets, liabilities or business of Hemcure.

      4.9 Liabilities. Except as otherwise disclosed in Hemcure's Financial Statements, Hemcure does not have any liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise. In addition, Hemcure, SBC and Loethen represent that upon Closing, Hemcure will not have any liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

      4.10 Tax Matters.

            (a) Hemcure has duly filed all federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

            (b) Hemcure has paid, or adequately reserved against in Hemcure's Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to them;

            (c) To the best knowledge of Hemcure, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of Hemcure's tax returns;

            (d) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Hemcure; and

            For the purposes of this Section 4.10, a tax is due (and must therefore either be paid or adequately reserved against in Hemcure's Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

      4.11 Real Property. Hemcure does not own or lease any real property.

      4.12 Books and Records. The books and records of Hemcure delivered to Aura Sound prior to the Closing fully and fairly reflect the transactions to which Hemcure is a party or by which its properties are bound.

      4.13 Questionable Payments. Neither Hemcure, nor any employee, agent or representative of Hemcure has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from Hemcure's funds to governmental officials for improper purposes or made any illegal payments from Hemcure's funds to obtain or retain business.

      4.14 Intellectual Property. Hemcure does not own or use any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. Hemcure, SBC and Loethen have no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Hemcure infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no such proceedings have been instituted, are pending or are threatened against Hemcure.

      4.15 Insurance. Hemcure does not have any insurance policies in effect.

      4.16 Contracts. Except as set forth on Schedule 4.16, Hemcure does not have any material contracts, leases, arrangements or commitments (whether oral or written). Hemcure is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

      4.17 Litigation. Hemcure is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against Hemcure. Hemcure is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of Hemcure, and Hemcure knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting Hemcure or to which Hemcure is a party.

      4.18 Employees. Hemcure does not have any employees. Hemcure does not owe any compensation of any kind, deferred or otherwise, to any current or previous employees. Hemcure does not have a written or oral employment agreement with any officer or director of Hemcure. Hemcure is not a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable or owing by Hemcure to any stockholder, officer, director or employee of Hemcure, nor are there any loans or debts payable or owing by any of such persons to Hemcure or any guarantees by Hemcure of any loan or obligation of any nature to which any such person is a party.

      4.19 Employee Benefit Plans. Hemcure does not have any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by Hemcure.

      4.20 Legal Compliance. To the best knowledge of Hemcure, after due investigation, no claim has been filed against Hemcure alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. Hemcure holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for its business as presently conducted.

      4.21 Subsidiaries and Investments. Hemcure does not own any capital stock or have any interest of any kind whatsoever in any corporation, partnership, or other form of business organization.

      4.22 Broker's Fees. Neither Hemcure, nor anyone on its behalf, has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

      4.23 Internal Accounting Controls. Hemcure maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Hemcure has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Hemcure and designed such disclosure controls and procedures to ensure that material information relating to Hemcure is made known to the certifying officers by others within those entities, particularly during the period in which Hemcure's Form 10-KSB or 10-QSB, as the case may be, is being prepared. Hemcure's certifying officers have evaluated the effectiveness of Hemcure's controls and procedures as of end of the filing period prior to the filing date of the Form 10-QSB for the quarter ended December 31, 2006 (such date, the "Evaluation Date"). Hemcure presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Hemcure's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

      4.24 Listing and Maintenance Requirements. Hemcure's common stock is currently quoted on the OTC Bulletin Board. Hemcure has not, since October 1, 2005, received any notice from the OTC Bulletin Board or the NASD or any trading market on which Hemcure's common stock is or has been listed or quoted to the effect that Hemcure is not in compliance with the quoting, listing or maintenance requirements of the OTC Bulletin Board or such other trading market. Hemcure is, and has no reason to believe that it will not, in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

      4.25  Application  of  Takeover  Protections.  Hemcure  and its  board  of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Hemcure's certificate or articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Aura Sound or the Aura Sound Shareholders as a result of the Exchange or the exercise of any rights by Aura Sound or the Aura Sound Shareholders pursuant to this Agreement.

      4.26 No SEC or NASD Inquiries. Neither Hemcure nor any of its past or present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

      4.27 Disclosure. The representations and warranties and statements of fact made by Hemcure in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 5
                                 INDEMNIFICATION

      5.1 SBC/Loethen Indemnification. For a period of one year after the Closing, SBC and Loethen each agree, jointly and severally, to indemnify Aura Sound, the Aura Sound Shareholders and each of the officers, agents and directors of Aura Sound or the Aura Sound Shareholders against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) (each an "Indemnified Party") to which it or they may become subject arising out of or based on either (i) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Hemcure, SBC or Loethen in this Agreement; (ii) any and all liabilities arising out of or in connection with any of the assets, business or operations of Hemcure prior to the Closing, or (iii) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Hemcure in the RENN Loan Agreement or the Subscription Agreement attached as an exhibit to the PPM, in any case only as such representations, warranties, covenants or conditions apply to Hemcure prior to the Closing (collectively, the "Loethen Indemnification").

      5.2 Indemnification Procedures. If any action shall be brought against an Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify Loethen and SBC in writing, and Loethen and SBC shall each have the right to assume the defense thereof with counsel of his or its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by Loethen or SBC in writing, SBC and Loethen have failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of SBC or Loethen and the position of such Indemnified Party. Neither SBC nor Loethen will be liable to any Indemnified Party under this Article 5 for any settlement by an Indemnified Party effected without SBC or Loethen's prior written consent, which shall not be unreasonably withheld or delayed.

                                    ARTICLE 6
                     COVENANTS AND AGREEMENTS OF THE PARTIES
                           EFFECTIVE PRIOR TO CLOSING

      6.1 Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Aura Sound and Hemcure as each party may request. In order that each party may have the full opportunity to do so, Aura Sound and Hemcure shall furnish each party and its representatives during such period with all such information concerning the affairs of Aura Sound or Hemcure as each party or its representatives may reasonably request and cause Aura Sound or Hemcure and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party's premises, with copies thereof to be provided to each party or its representatives upon request.

      6.2 Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Exchange and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

      6.3 Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of Aura Sound and the Aura Sound Shareholders on the one hand and Hemcure, SBC and Loethen on the other hand. Without the prior written consent of Aura Sound, the Aura Sound Shareholders, Hemcure, SBC or Loethen, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

      6.4 Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party or any of its subsidiaries.

      6.5 Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

      7.1   Conditions  to   Obligations  of  Aura  Sound  and  the  Aura  Sound
Shareholders. The obligations of Aura Sound and the Aura Sound Shareholders under this Agreement shall be subject to each of the following conditions:

            (a) Closing Deliveries. At the Closing, Hemcure shall have delivered or caused to be delivered to Aura Sound the following:

                  (i) resolutions duly adopted by the board of directors of Hemcure authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

                  (ii) a  certificate  of good  standing  for  Hemcure  from its jurisdiction of incorporation, dated not earlier than five days prior to the Closing Date;

                  (iii) written resignations of all officers and directors of Hemcure in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with Hemcure listed opposite their names below:

                  Arthur Liu            Chairman of the Board, Chief Executive
                                        Officer and Chief Financial Officer
                  Donald North          Vice President Engineering
                  Amy Liu               Director
                  Celia Cheng           Secretary, Director

                  (iv) this Agreement duly executed by Hemcure, SBC and Loethen;

                  (v) all  corporate  records,  agreements,  seals and any other information reasonably requested by Aura Sound's representatives with respect to Hemcure; and

                  (vi) such  other  documents  as Aura  Sound or the Aura  Sound
            Shareholders   may  reasonably   request  in  connection   with  the
            transactions contemplated hereby.

            (b) Representations and Warranties to be True. The representations and warranties of Hemcure, SBC and Loethen herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Hemcure, SBC and Loethen shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

            (c) Private Placement. On or before the Closing Date, Hemcure and AuraSound shall have in an escrow account for their collective benefit no less than $6,000,000 in gross proceeds pursuant to the Confidential Private Placement Memorandum, dated February 16, 2007, in connection with the reverse merger of Hemcure and Aura Sound (the "PPM"), and such funds shall be released from escrow at the Closing.

            (d) SEC Filings. At the Closing, Hemcure will be current in all SEC filings required by it to be filed.

            (e) OTCBB Trading. Hemcure's common stock shall be quoted and eligible for trading on the OTC Bulletin Board.

            (f) Warrants. At the Closing, Hemcure shall issue the following warrants:

                  (i) GP Group, LLC, an affiliate of the placement agent named in the PPM, will receive a five year warrant to purchase 251,429 shares of common stock at an exercise price of $1.40/share.

                  (ii) Mapleridge Investment Services, a bridge lender of AuraSound, will receive a five-year warrant to purchase 428,571 shares of Hemcure common stock at an exercise price of $1.75 per share.

                  (iii) Westrec Properties, Inc. and Affiliated Companies 401(k) Plan, a bridge lender of AuraSound, will receive a five year warrant to purchase 428,571 shares of Hemcure common stock at an exercise price of $1.75/share.

                  (iv) Apex Investment Fund, Ltd., a bridge lender of AuraSound, will receive a five year warrant to purchase 428,571 shares of common stock at an exercise price of $1.75/share.

                  All of the foregoing warrants will be issued in form and substance reasonably acceptable to AuraSound and as required by the applicable transaction documents requiring the issuance of such warrants.

      7.2 Conditions to Obligations of Hemcure, SBC and Loethen. The obligations of Hemcure, SBC and Loethen under this Agreement shall be subject to each of the following conditions:

            (a) Closing Deliveries. On the Closing Date, Aura Sound or the Aura Sound Shareholders shall have delivered to Hemcure the following:

                  (i) certificates representing the Aura Sound Shares, duly endorsed in blank or each accompanied by a stock power effecting the transfer thereof to Hemcure;

                  (ii) this  Agreement  duly executed by Aura Sound and the Aura
            Sound Shareholders;

                  (iii) such other  documents as Hemcure may reasonably  request in connection with the transactions contemplated hereby.

            (b) Representations and Warranties to be True. The representations and warranties of Aura Sound and the Aura Sound Shareholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Aura Sound and the Aura Sound Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

                                    ARTICLE 8
                                   TERMINATION

      8.1 Events of Termination. This Agreement may, by notice given in the manner hereinafter provided, be terminated and abandoned at any time prior to completion of the Closing, as follows:

            (a) by Aura Sound if (1) there has been a material Breach by Hemcure and, in the case of a covenant or agreement Breach, such Breach shall not have been cured within ten (10) days after receipt by Hemcure of notice specifying particularly such Breach, (2) if Aura Sound identifies hereafter any fact, circumstance or event that could be reasonably determined to have a material adverse effect on Hemcure and such fact, circumstance or event is not cured by Hemcure within ten (10) days after receipt by Hemcure of notice specifying particularly such fact, event or circumstance, or (3) if the closing conditions set forth in Article 7 have not been satisfied by the close of business on May 31, 2007;

            (b) by Hemcure (1) if there has been a material Breach by Aura Sound and, in the case of a covenant or agreement Breach, such Breach shall not have been cured within ten (10) days after receipt by Aura Sound of notice specifying particularly such Breach, or (2) if Hemcure identifies hereafter any fact, circumstance or event that could be reasonably determined to have a material adverse effect on Aura Sound, or Hemcure following the Merger, and such fact, circumstance or event is not cured by Aura Sound within ten (10) days after receipt by Aura Sound of notice specifying particularly such fact, event or circumstance, or (3) if the closing conditions set forth in Article 7 have not been satisfied by the close of business on May 31, 2007; or

            (c) at any time by mutual written agreement of Aura Sound and Hemcure.

            This Agreement may not be terminated after completion of the Closing, except by mutual agreement of Aura Sound and Hemcure.

            For the purposes of this Article 8, there shall be deemed to be a "Breach" of a representation, warranty, covenant, obligation, or other provision if there is or has been (a) any inaccuracy (subject to applicable knowledge and materiality qualifiers, if any) in, or breach of, or any failure to comply with, or perform, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any person) or other circumstance that is inconsistent with such representation, warranty, covenant, obligation, or other provision; and the term "Breach" shall be deemed to refer to any such inaccuracy, breach, failure, claim, or circumstance.

                                    ARTICLE 9
                               GENERAL PROVISIONS

      9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at the addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

      9.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

      9.3 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

      9.4 Miscellaneous. This Agreement (together with all schedules, documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

      9.5 Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

      9.6 Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Any and all actions brought under this Agreement shall be brought in the state or federal courts of the United States sitting in the City of Los Angeles, California and each party hereby waives any right to object to the convenience of such venue.

      9.7 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

      9.8 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by Hemcure, Aura Sound and the holders of at least 75% of the Aura Sound Shares.

      9.9 Parties In Interest: No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

      9.10 Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

      9.11 Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

      9.12   Recitals   Incorporated.   The  recitals  of  this   Agreement  are
incorporated herein and made a part hereof.

                               [SIGNATURES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        Aura Sound, Inc.,
                                        a California corporation

                                        By: ___________________________
                                        Name: Arthur Liu
                                        Title: Chief Executive Officer

Address:

11839 East Smith Avenue
Santa Fe Springs, CA 90670

With a copy to (which shall not constitute notice):

Richardson & Patel, LLP
The Chrysler Building
405 Lexington Avenue
26th Floor
New York, NY 10174
Attention: Kevin Friedmann, Esq.

                  [SIGNATURE PAGES OF AURA SOUND SHAREHOLDERS,
                        HEMCURE, SBC AND LOETHEN FOLLOW]

                   [SIGNATURE PAGE OF AURA SOUND SHAREHOLDERS]

Name                       Signature                     Address
--------------------------------------------------------------------------------


Arthur Liu
--------------------------------------------------------------------------------


                           By:
Haztlacha Investment       Its:
--------------------------------------------------------------------------------


Warren Braslow
--------------------------------------------------------------------------------


Maurice Zeitlin
--------------------------------------------------------------------------------

Gimilis Chesed Keren
Chava B'Nai Levi           By:
Association                Its:
--------------------------------------------------------------------------------

                        [INSERT AURA SOUND SHAREHOLDERS:]

                  [SIGNATURE PAGE OF HEMCURE, SBC AND LOETHEN]


                                        Hemcure, Inc., a Nevada corporation

                                        By:  __________________________
                                        Name:  Bartly J. Loethen
                                        Title: Chief Executive Officer


                                        Synergy Business Consulting, LLC

                                        By:  __________________________
                                               Bartley J. Loethen
                                        Its:  Managing Member


                                        _______________________________
                                        Bartly J. Loethen, an individual

                                   SCHEDULE I

                                              Column I                           Column II
Name                                Number of Shares of Aura Sound     Number of Shares of Hemcure
--------------------------------------------------------------------------------------------------
Arthur Liu                                   10,647,071                         10,647,071
--------------------------------------------------------------------------------------------------
Haztlacha Investment                            377,082                            377,082
--------------------------------------------------------------------------------------------------
Warren Braslow                                  219,883                            219,883
--------------------------------------------------------------------------------------------------
Maurice Zeitlin                                 147,475                            147,475
--------------------------------------------------------------------------------------------------
Gimilis Chesed Keren Chava
B'Nai Levi Association                          113,794                            113,794
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                         Total               11,505,305                         11,505,305
--------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.16

Hemcure, Inc. engages services from the following providers: ComputerShare (transfer agent); Synergy Law Group, LLC (legal); Vintage Filings (EDGAR filing services); and Schumacher & Associates, Inc. (accounting services).

                                    EXHIBIT A

                      Form of Articles of Exchange (Nevada)


                                       24